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EXHIBIT 10.2
Form of Convertible Note with investors in the Offering



THIS NOTE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OFFERED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                       MULTIMEDIA TUTORIAL SERVICES, INC.
                             a Delaware corporation

              SERIES "D" 10% UNSECURED CONVERTIBLE PROMISSORY NOTE

                                       DUE

                               _____________, 2007

$___________                                                   ___________, 2004

         1. PAYMENT OF PRINCIPAL AND INTEREST. MultiMedia Tutorial Services, Inc., a Delaware corporation ("MMTS promises to pay to __________________ ___________________ _________________ (the "Holder"), at the address specified by the Holder in his Subscription Agreement (as defined below) for the within instrument or at such other place as the Holder shall direct in writing, the principal sum of ________________________________________ ($_____________), in
lawful money of the United States of America, which sum, including accrued interest, shall be due and payable in one (1) installment of principal on or before ___________, 2007. Interest on the unpaid balance shall accrue at the rate of ten percent (10%) PER ANNUM. All references to Dollars herein are to lawful currency of the United States of America.

         2. SERIES OF NOTES. This Note has been issued concurrently with a Subscription Agreement (the "Subscription Agreement") with respect to a private placement of Series "D" Units (the "Offering"), consisting of unregistered common stock of MMTS and a series of up to $1,000,000 principal amount of 10% Unsecured Convertible Promissory Notes (the "Notes"), of which this Note constitutes one of a series (the "Series") of such Notes.

         3. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified Events of Default (each herein called an "Event of Default"):

         (a) PRINCIPAL. MMTS shall be in default in the due and punctual payment of any principal amount of this Note after the date of receipt of written notice of default and demand for payment by Holder, and any such default shall continue unremedied for more than thirty (30) days;

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         (b) INTEREST. MMTS shall be in default in the due and punctual payment of any interest on this Note after the date of receipt of written notice of default and demand for payment by Holder, and any such default shall continue unremedied for more than sixty (60) days; or

         (c) INSOLVENCY. MMTS shall suspend or discontinue its business, or MMTS shall make an assignment for the benefit of creditors or a composition with creditors, shall file a petition in bankruptcy, shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any custodian, receiver, liquidator or trustee of or for it or any substantial part of its property or assets, shall commence any proceedings relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against MMTS any such proceeding which shall remain undismissed for a period of sixty (60) days or more, or any order, judgment or decree entered or MMTS shall by any act or failure to act indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any custodian, receiver, liquidator or trustee of or for it or any substantial part of its property or assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of sixty (60) days or more; or MMTS shall take any action for the purpose of effecting any of the foregoing; or any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding or a custodian, receiver or trustee or other officer or representative of a court or of creditors, or any court, governmental officer or agency shall, under color of legal authority, take and hold possession of any substantial part of the property or assets of MMTS, then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Holder may, by written notice to MMTS, which notice shall be by certified or registered mail only, declare the principal of and accrued interest in respect of this Note to be forthwith due and payable, whereupon the principal of and such unpaid accrued interest in respect of this Note shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by MMTS.

         4. OPTIONAL CONVERSION RIGHTS.

         (a) At any time following the issuance of this Note, the Holder shall have the right, at its option, to convert all or part of the entire unpaid principal amount of the obligations underlying this Note and accrued and unpaid interest thereon at any time thereafter (subject to the satisfaction of the conditions hereinafter described) prior to the repayment in full of this Note (the "Conversion Period"), subject to the terms and provisions of this Note, either (i) into shares of common stock of MMTS, par value $0.0001 per share ("MMTS Stock").

         (b) If the Holder elects to convert his Note into MMTS Stock, then the number of shares of MMTS Stock received shall be the greatest number of full shares of MMTS Stock, disregarding fractions, with an adjustment for fractional shares as hereinafter provided, at a per share conversion price (the "MMTS Conversion Price") of the lesser of (i) $0.50; or (ii) at fifty percent (50%) of the average of the closing bid price in the over-the-counter market during the five-business day period ending on the day before the Holder shall give notice (the "Notice of Conversion") to MMTS, hereinafter "MMTS", is referred to as the "Company"), of Holder's election to convert this Note, PROVIDED, HOWEVER, that no conversion shall take place at a conversion price of less than $0.10 per share, and PROVIDED, FURTHER that such right of conversion shall only be exercisable at such time as the exercise of such right of conversion and the

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delivery of such shares of MMTS Stock are lawful under federal securities laws and the securities laws of the jurisdiction of residence of all persons to whom such shares of MMTS Stock are otherwise deliverable. Notwithstanding anything to the contrary herein, MMTS shall not be obligated to deliver any certificates for any shares of MMTS Stock into which this Note shall have been converted until the delivery by the Holder to MMTS of the original of this Note. In the event Holder shall give notice to MMTS of Holder's exercise of such right of conversion, Holder shall not be entitled to withdraw the exercise of such right of conversion without the written consent of MMTS.

         Holders who do not advise the Company, of their intention to convert the Note in accordance with the provisions hereof on or before the end of the Conversion Period shall not be entitled to convert their Notes hereunder.

         5. NOTICE OF CONVERSION. Upon such delivery of notice and surrender of this Note, as aforesaid, the Company, shall cause to be issued and to be mailed to the Holder, as soon as practicable after the receipt by the Company, of such notice and surrender of this Note by the Holder to the Company, a certificate or certificates for the number of full shares of MMTS Stock (hereinafter, "MMTS Stock" is referred to as the "Company Stock"), into which this Note has been so converted upon the exercise of such conversion rights, together with cash, as provided herein below, in respect of any fractional shares of the Company Stock, otherwise issuable upon such delivery and surrender. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such shares of the Company Stock, as of the date of receipt by the Company, of such notice and surrender; PROVIDED, HOWEVER, that if, at the date of such notice and surrender, the transfer books for the Company Stock, or other class of stock purchasable upon the exercise of such conversion rights shall be closed, the certificate or certificates for the shares of the Company Stock, in respect of which such conversion rights are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company, shall be under no duty to deliver any certificate for such shares of the Company Stock; and PROVIDED, FURTHER, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days. The rights of purchase represented by the foregoing conversion rights shall be exercisable, at the election of the Holder, either in full or from time to time in part.

         6. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the conversion rights set forth herein above. With respect to any fraction of a share called for upon the exercise of any such conversion rights hereunder the Company, shall issue to the Holder one whole share of the Company Stock, in lieu of such fractional share.

         7. ADJUSTMENTS TO CONVERSION PRICE. The number of shares of the Company Stock, issuable upon conversion of this Note shall be subject to adjustment, in case the Company, shall: (a) pay a dividend on the Company Stock, in shares of the Company Stock, or make a distribution in shares of the Company Stock; (b) subdivide its outstanding shares of the Company Stock; (c) combine its outstanding shares of the Company Stock, into a smaller number of shares of the Company Stock, or (d) issue by reclassification of its shares of stock other securities of MMTS. The number of shares of the Company Stock, purchasable upon conversion of this Note immediately prior thereto shall be adjusted so that the holder of this Note shall be entitled to receive the kind and number of shares of the Company Stock, which he would have owned or have been entitled to receive after the happening of any of the events described above, had this Note been converted immediately prior to the happening of such event or as of any record date with respect thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.


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          8. REDEMPTION OF NOTE. This Note shall have the following redemption provisions:

         (a) This Note, or any of the Series of Notes, may be redeemed, at the election of MMTS, as a whole, or from time to time in part, at any time prior to maturity, at the redemption price equal to the greater of (i) 125% of the outstanding principal of each Note, plus 100% of the accrued and unpaid interest on the Notes, or (ii) the conversion value of the underlying shares of MMTS Stock on the date of the Notice of Redemption (defined below).

         (b) In case MMTS shall desire to exercise the right to redeem all or any part of the Series of Notes in accordance with their terms, it shall fix a date for redemption and shall mail a notice ("Notice of Redemption") of such redemption at least six (6) days prior to the date fixed for redemption to each Holder of a Note to be redeemed as a whole or in part at his address as the same appears on the registry books of MMTS. If mailed in the manner herein provided, the Notice of Redemption shall be conclusively presumed to have been duly given, whether or not any such Holder of any Note receives such notice. Any defect in the Notice of Redemption to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

         Each such Notice of Redemption shall specify the date fixed for redemption, the redemption price, the place where such Notes are to be surrendered for payment of the redemption price, which shall be the office of MMTS, that payment will be made upon presentation and surrender of such Notes, that accrued interest and penalties, if any, to the redemption date will be paid as specified in said notice, and that on and after said date, interest and penalties thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the outstanding Notes are to be redeemed, the Notice of Redemption shall specify the numbers of the Notes to be redeemed. In case any
Note is to be redeemed in part only, the Notice of Redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in the principal amount and Maturity Date equal to the unredeemed portion thereof will be issued.

          (c) If the Notice of Redemption has been mailed as above provided, the Notes or portions of Notes with respect to which such Notice of Redemption has been mailed shall become due and payable on the date and at the place or places stated in such Notice of Redemption, at the applicable redemption price, together with accrued interest and penalties to the redemption date, and on and after said date (unless MMTS shall default in the payment of such Notes at the applicable redemption price, together with accrued interest and penalties, if any, to said date) any interest and penalties on the Notes or portions of Notes so called for redemption shall cease to accrue, and such Notes and portions of Notes shall be deemed not to be outstanding hereunder and shall not be entitled to any benefit under this Note except to receive payment of the redemption price, together with accrued interest and penalties, if any, to the date fixed for redemption. On presentation and surrender of such Notes at the office of MMTS, the Notes or the specified portions thereof shall be paid and redeemed by MMTS at the applicable redemption price, together with accrued interest and penalties, if any, to the date fixed for redemption.

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          Upon presentation of any Notes redeemed in part only, MMTS shall execute and deliver to the Holder, at the expense of MMTS, a new Note or Notes, of authorized denominations in aggregate stated par principal amount and Maturity Date equal to the unredeemed portion of the Note.

          9. TERM OF THE NOTES AND DEMAND CONVERSION. The Notes shall mature in thirty-six (36) months after the date of issuance at which time all principal and interest will be due and payable. In the event that, at the earlier of the effective date of the registration statement that includes the MMTS stock underlying the Notes or twelve months following the issuance date of the Notes, MMTS shares close at $1.00 or more for ten consecutive trading days with an average daily trading volume of 200,000 shares for such ten day period, then MMTS shall have the right to require conversion of the Notes pursuant to the formula set forth in Section 4 hereof.

          10. CONSOLIDATIONS AND MERGER. In case of any consolidation of the Company, with or merger of the Company, into another corporation, the Company, or such successor or purchasing corporation, as the case may be, shall execute an agreement that any holder of this Note shall have the right thereafter, upon payment of the MMTS Conversion Price in effect immediately prior to such action, to purchase upon conversion of this Note the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening or such consolidation, merger, sale or conveyance had this Note been converted immediately prior to such action. MMTS shall mail by first class mail, postage prepaid, to each holder of this Note, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, sales or conveyances.

          11. RESERVATION OF SHARES. MMTS shall at all times keep reserved so long as this Note remains outstanding, out of its authorized shares of the Company Stock, a number of shares of the Company Stock, sufficient to provide for the exercise of the rights of purchase represented by the foregoing conversion rights. The transfer agent for any shares of the Company Stock, issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares of the Company Stock, as shall be requisite for such purpose. MMTS will keep a copy of this Note on file with the transfer agent for the Company Stock, with every subsequent transfer agent for any shares of the Company Stock, issuable upon the exercise of the rights of purchase represented by the foregoing conversion rights. MMTS will supply the transfer agent with duly executed stock certificates for issuance against exercise of the foregoing conversion rights and will provide or otherwise make available any cash which may be payable in lieu of fractional shares as provided hereinabove. Promptly after the date of the expiration of the foregoing conversion rights, the Company, shall certify to the transfer agent the aggregate number of shares of the Company Stock, previously subject to such conversion rights, and thereafter no shares shall be subject to reservation in respect of such conversion rights.

         12. TAXES. The Holder shall pay all taxes and charges that may be imposed by the United States of America or any state or territory thereof ("Taxes") attributable to the initial issuance of shares of the Company Stock, upon the optional conversion of this Note prior to the close of business on the termination of the Conversion Period, or which may be payable in respect of any transfer involved in the issuance of any Notes or shares of the Company Stock, in a name other than that of the Note holder of record surrendered upon the conversion of this Note, and MMTS shall not be required to issue or deliver such shares of the Company Stock, until the person or persons requesting the issuance thereof shall have paid to the Company, the amount of such Taxes or shall have established to the satisfaction of the Company, that such Taxes have been paid.

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          13. CERTAIN RESTRICTIONS ON TRANSFERABILITY.

         (a) This Note and the conversion rights set forth herein above may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner by the Holder without delivery of prior written notice thereof to the Board of Directors of the Company, and compliance with the provisions of this Note, and, unless such notice shall have been so delivered and the terms of this Note shall have been so complied with, shall not run to any assignee of the Note.

         (b) This Note has not been registered under the Securities Act or applicable state securities laws and may not be sold, pledged or otherwise disposed of unless it is so registered or an exemption from registration is available and, if the Company, requests, an opinion satisfactory to the Company, to such effect has been rendered by counsel. the Company, is under no obligation to register the Note or to comply with any applicable exemption from registration. Subject to the above and the receipt of the consent of the Company, to any such transfer, the transfer of this Note may be registered by the registered holder hereof in person or by duly authorized attorney, at the office of the Company, at the address set forth in this Note, by delivering this Note for cancellation accompanied by delivery to the Company, of a duly executed instrument of transfer, and thereupon the Company, shall execute, in the name of the transferee or transferees, a new Note of like form for the same aggregate principal amount.

         (c) With respect to the issue of shares of the Company Stock, upon conversion of this Note and the transfer of such shares of the Company Stock:

                  (i) The Holder and any transferee of the shares of the Company Stock, issuable upon the exercise of the foregoing conversion rights agree that, notwithstanding anything in this Note to the contrary, during such period as delivery of a prospectus or like document with respect to such the Company Stock, may be required by the securities laws of any applicable jurisdiction, no public distribution of such the Company Stock, will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus or other document then meeting the requirements of such laws. The Holder and any such transferee further agree that if any distribution of any of such the Company Stock, is proposed to be made to them or by them otherwise than by delivery of such a prospectus or other document meeting the requirements of the securities laws of all applicable jurisdictions, such action shall be taken only after submission to the Company, of an opinion of counsel, reasonably satisfactory in form and substance to MMTS's counsel to the effect that the proposed distribution will not be in violation of such securities laws.

                  (ii) It shall be a condition to the transfer of such MMTS Stock that any transferee of such the Company Stock, deliver to the Company, his or its written agreement to accept and be bound by all of the terms and conditions of this Note.

          14. NO STOCKHOLDER STATUS. The Holder shall not, by virtue hereof, be entitled to any of the rights of a stockholder in MMTS, either at law or in equity; PROVIDED, HOWEVER, that in the event any certificate or certificates representing shares of the Company Stock, are issued to the Holder upon exercise of the foregoing conversion rights, then the Holder shall, for all purposes, be deemed to have become the holder of record of such shares of the Company Stock, on the date as of which such certificate or certificates were deemed issued as provided hereinabove, irrespective of the date of delivery of such share certificate or certificates. The rights of the Holder under this Note are limited to those expressed herein, and the Holder, by its acceptance hereof, consents to and agrees to be bound by and to comply with all of the provisions of this Note, including, without limitation, all of the obligations imposed upon the Holder by the preceding paragraph hereof

          15. NOTICES. Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if. (a) delivered by overnight courier, and addressed, in the case of MMTS, to the address given in the preamble hereof, and, if to the Holder, to the address set forth in the Subscription Agreement; or (b) delivered personally at such address; or (c) telecopied, if to MMTS at (718) 758-3808, and if to the Holder, at the number set forth in the Subscription Agreement, and in addition, deposited, postage prepaid, in a United States or any other country of the Holder's residence mail box, stamped registered or certified mail, return receipt requested and addressed in the manner described in Section 14(a) above.

          16. ATTORNEYS' FEES. In any action at law or in equity to enforce or construe any provisions or rights under this Note, the unsuccessful party or parties to such litigation, as determined by a court pursuant to a final offer, judgment or decree, shall pay to the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by such successful party or parties, which costs, expenses and attorneys' fees shall be included as part of any order, judgment or decree.

          17. CHOICE OF LAW AND FORUM. This Note shall be construed in accordance with and be governed by the law of the State of New York. Any dispute arising under this Note, whether during the term of this Note or at any subsequent time, shall be resolved exclusively in the courts of the State of New York.

         Executed at Brooklyn, New York as of ______________, 2004


MULTIMEDIA TUTORIAL SERVICES, INC.
a Delaware corporation



By: ________________________________________
         Barry Reichman
         President